SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                   May 15, 2006
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         475 Aviation Boulevard, Suite 100, Santa Rosa, California 95403
         ---------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 304-4156
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On May 15, 2006, American TonerServ Corp. (the "Company") filed a Certificate of Designations, Preferences and Rights for Series C Convertible Preferred Stock ("Certificate of Designations") with the Delaware Secretary of State. The Certificate of Designation has the effect of amending the Company's Certificate of Incorporation. The Certificate of Designations provided for the issuance of up to 2,100,000 of Series C Convertible Preferred Stock ("Series C Shares").

     Each Series C Share will initially be convertible into one share of the Company's common stock (subject to certain anti-dilution adjustments) at any time at the holder's option. Each Series C Share will automatically be converted into one share of Common Stock (subject to certain anti-dilution provisions) upon (i) the affirmative vote of a majority of the outstanding shares of the Preferred Stock (voting together as a single class) or (ii) the consummation of an underwritten public offering with aggregate proceeds in excess of $3,000,000.

     The holders of the Series C Shares will vote together with the holders of common stock on an "as if converted" basis. The holders of the Series C Shares will also be entitled to vote as a separate class as required by Delaware law. In addition, approval of a majority of the Series C Shares (voting together as a single class) will be required on (i) the creation of any senior or pari passu security, (ii) redemptions or repurchases of common stock or preferred stock, (iii) consummation of any liquidation event, (iv) any increase or decrease in the number of authorized shares of preferred stock or common Stock (v) any adverse change to the rights, preferences, and privileges of the Series C Shares, (vi) and any amendment of the Company's Certificate of Incorporation.

     The Company previously reported that it had entered into binding agreements to issue 1,067,884 Series C Shares to 12 accredited investors in its report on Form 8-K dated May 8, 2006.

     A copy of the Certificate of Designations is attached as Exhibit 3.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

 The exhibit identified below is filed as part of this report:

     Exhibit 3.1 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: May 18, 2005              By: /s/ Daniel J. Brinker
                                     Daniel J. Brinker, President